UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857

Name of Fund: High Income Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, High Income Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 03/31/04

Item 1 - Report to Stockholders



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Merrill Lynch Investment Managers


www.mlim.ml.com


High Income Portfolio of
Merrill Lynch Bond Fund, Inc.


Semi-Annual Report
March 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



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High Income Portfolio of Merrill Lynch Bond Fund, Inc.



Officers and Directors


Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
B. Daniel Evans, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary


Charles C. Reilly, Director of Merrill Lynch Bond Fund, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Reilly well in his retirement.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



A Letter From the President


Dear Shareholder

Index returns during the most recent six-month and 12-month reporting periods indicate that fixed income markets - both taxable and tax-exempt - continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a six-month return of +8.65% and a 12-month return of +22.86% as of March 31, 2004. By comparison, the Lehman Brothers Aggregate Bond Index returned +2.98% and +5.40% and the Lehman Brothers Municipal Bond Index returned +3.12% and +5.86% for the six-month and 12-month periods ended March 31, 2004, respectively.

As of March month-end, the Federal Reserve Board maintained its accommodative policy stance. As a result, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. Having said that, if the economy continues to grow at its recent pace, many believe it is just a matter of time before rates move upward.

Equity markets, in the meantime, continued to provide attractive returns. For the six-month and 12-month periods ended March 31, 2004, the Standard & Poor's 500 Index returned +14.08% and
+35.12%, respectively. Much of the boost came from improving economic conditions throughout the past year. Significant fiscal and monetary stimulus, including the low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



A Discussion With Your Portfolio Manager


Following a prolonged rally, the high yield market took a sharp turn late in the period but continued to offer highly competitive fixed income returns.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2004, the Portfolio's Class A, Class B, Class C and Class I Shares had total returns of +8.44%, +8.16%, +8.13% and +8.57%, respectively. (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages
8 - 10 of this report to shareholders.) For the same period, the unmanaged benchmark Credit Suisse First Boston (CSFB) High Yield Index returned +8.65% and the Lipper High Current Yield Funds category posted an average return of +7.56%. (Funds in this Lipper category aim for high relative current yield from fixed income securities. There are no quality or maturity restrictions and the funds tend to invest in lower-grade debt issues.)

The Portfolio outperformed its Lipper category average and paced the return of the benchmark CSFB High Yield Index. Results in the fourth quarter of 2003, driven by good security selection, were measurably stronger than in the first quarter of 2004. The high yield market was in a robust rally until the third week in January, when it essentially peaked. Since then, the market has been volatile and has traded off, on balance.

Contributing positively to Portfolio performance were Nextel
Partners, Calpine Corporation, The AES Corporation and The Williams Companies, Inc. We took advantage of the large new-issue calendar as well, with the most favorable results in the first four months of the period.

Emerging markets also made an important contribution to Portfolio performance during the period. Although we participated in this area only modestly, emerging market securities outperformed the high yield market as a whole, and this benefited Portfolio returns. Notable areas of strong performance were Brazilian sovereign and corporate issues.


Describe conditions in the high yield market during the period.

The period opened with the continuation of a high yield market rally that began in mid-October 2002. The main drivers of the upturn were investors' improved outlook on the economy, generally favorable corporate earnings reports, a shrinking number of defaults by high yield corporate borrowers and falling interest rates. Certain technical factors also provided solid support to the high yield market, including strong cash inflows from institutional investors increasing their allocations to the high yield sector and from retail investors who were searching for yield in the low-interest-rate environment. We also saw unprecedented international demand for high yield. Portfolio turnover was active given the liquidity of the market and our efforts to dynamically reposition the portfolio to take advantage of opportunities.

The momentum changed sharply toward the end of January 2004, as market sentiment reversed in reaction to an overbought condition and uncertainty regarding Federal Reserve Board comments on interest rates. The high yield market softness persisted during most of February with many issues sustaining several point price declines. Then, in March, 10-year Treasury bond yields declined to a low of approximately 3.65%; better-quality high yield issues rallied (yields declined) in sympathy.


What changes were made to the Portfolio during the period?

Turnover was active throughout the period, reflecting our efforts to reposition the Portfolio in a changing market and reduce overall risk. We eliminated or trimmed those positions that we believe realized their potential during the period. In addition to reducing positions that did well, we also weeded out those holdings that we felt did not have sufficient recovery potential.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



In anticipation of a market decline, we added to the Portfolio's cash allocation. After entering 2004 in a fully invested position, we began selling securities heavily in the second and third weeks of January. Since that time, we have maintained a sizable cash position in an effort to ready the Portfolio to reduce overall exposure and to take advantage of market opportunities as they present themselves. We were actively trading emerging market securities in the first quarter of 2004, especially Brazil sovereign and corporate securities, which have been quite volatile.

We were active participants in the new-issue market during the period, which provided additional yield opportunities for the Portfolio. The new-issue calendar generally remained robust throughout the past six months. As of March 31, 2004, new issuance totaled $43.5 billion in 174 transactions year-to-date. We believe the new-issue calendar will continue to be heavy in the first half of 2004 as issuers move to take advantage of market receptivity to new financings and the large supply of funds committed to high yield investing, both domestic and international. Also, many corporations are accelerating their financings in anticipation of higher short-term and long-term interest rates ahead.

We will continue to carefully review the new-issue calendar, although we expect to participate on an increasingly selective basis. With strong issuance in the first months of 2004, we project new issuance could reach record levels for the full year.


How would you characterize the Portfolio's position at the close of the period?

The high yield market outlook for 2004 continues to be favorable for current yield, despite periodic weakness, which reflects a large calendar and buyer resistance to low rates. As currently positioned, we believe the Portfolio should outperform long Treasury issues for the year. Whereas we expect Treasury issues to have a flat, perhaps negative, total return for the year, we believe the Portfolio has the potential to extract a high single-digit total return from the high yield market. Although we do not expect the asset class to deliver the soaring total returns that it has in the past year, we do anticipate that the high yield sector will offer a competitive total return relative to other fixed income alternatives.

Based on analytical reviews and discussions with managements of companies in our portfolio, as well as others that are classified as high yield issuers, the consensus view is that the economy will continue to strengthen in 2004. This would be supportive of good results from companies in the high yield sector, and also should be reflected in a lower default rate going forward. In fact, the default rate of high yield corporate borrowers has declined sharply over the past two years, from 8.5% at year end 2002 to under 4% in early 2004, as reported by Standard & Poor's. We believe the default rate appears headed toward 2% this year. Lending further support to the high yield asset class is the fact that demand continues to be strong. Substantial capital is being committed to the marketplace given the perceived relative total return opportunity. Most notably, foreign liquidity is fueling demand for high yield product.

Our strategy is to continue repositioning the portfolio, focusing on the single-B sector and issues with liquidity. We expect the market may experience considerable volatility along the way, thereby providing trading opportunities. We plan to concentrate on the segment of the market that we believe will be less susceptible to price/yield pressure from Treasury and high-grade issues, and intend to look for and invest in those issues and sectors that we believe offer incremental value.

B. Daniel Evans
Vice President and Portfolio Manager

April 6, 2004



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Portfolio Information
                                                                                                                 Percent of
As of March 31, 2004                                                                                             Net Assets
Ten Largest Corporate Bond Holdings

Republic of Brazil*        Brazil sovereign credit continues to strengthen, reflecting the improvement in its balance payments, slowing inflation, steady fiscal policy that is meeting International
                           Monetary Fund program guidelines, and the steely commitment of the Labor party government to maintain a fiscally responsible policy as ways to pave conditions for self-sustained growth. After slow GDP growth in 2003, Brazil's economy has begun to pick up some steam, propped by steady declines in policy interest rates. However, inflation vigilance is likely to maintain GDP
                           growth only at 3%--4% annually in the near term.                                            2.2%

Qwest Communications       Qwest is the incumbent phone operator for most of the Midwest United States. Having
International Inc.*        endured a lengthy period of accounting scandals, SEC reviews and financial distress, the new management team has brought the company back to a growth stage. Qwest lags its peers in product offering, but has stepped up these efforts of late. The balance sheet has largely delevered from asset sales and cost cutting. Present debt sits at
                           4.8 times cash flow while the enterprise valuation is 7.0 times.                            2.0

Star Gas Partners, LP*     Star Gas heating oil unit sales declined this winter as a result of warmer winter weather but the impact on cash flow generation was largely offset by Star Gas' active acquisition program. The major cost cutting initiative that Star Gas implemented this
                           year has had some benefit but not as much as originally hoped for.                          1.8

Calpine Corporation*       Calpine, perhaps more than any other merchant energy company, has been negatively impacted by the existing combination of generation oversupply and high gas prices. This situation has led to a reduction in average spark spreads, and, consequently, overall revenues in many of the regions that the company operates in. It appears that Calpine has adequate short term liquidity to complete its immediate capital expansion plan.
                           This, along with expected near-neutral cash flows for 2004 and 2005, should enable the
                           company to weather the current downturn in power prices.                                    1.7

Orion Refining             The Norco refinery, which was Orion's only asset, was sold to Valero Energy. Through
Corporation                the bankruptcy process, we are attempting to have our secured loan repaid from the
                           proceeds of the refinery sale.                                                              1.5

Commonwealth Brands, Inc.* Commonwealth Brands is a low-cost manufacturer of cigarettes, including USA Gold,
                           Bull Durham, Malibu and Montclair.                                                          1.5

Asia Pulp & Paper (APP)*   APP is the largest vertically integrated pulp and paper producer in non-Japan Asia and one of the top 10 paper producers in the world. The company is headquartered in
                           Singapore and owned by the Sinar Mas Group. After excessive expansion the 1990s, APP was largely financed with debt, a deteriorating operating environment and an unfavorable debt maturity profile. This forced the company in March 2001 to begin restructuring over $13 billion in debt. A non-binding memorandum of understanding has been signed among the company and some of the major creditors. Negotiations with bondholders are
                           ongoing.                                                                                    1.3

Georgia-Pacific            Georgia-Pacific operates five main businesses: Tissue products; containerboard and
Corporation                packaging; bleached pulp and paper; building products and the building products distribution. In tissue, the company is the largest producer in North America and a leader in Europe. In containerboard, Georgia-Pacific owns 10% of North American capacity with 70% of production consumed internally. In bleached pulp and paper, the company is the fifth-largest paper producer in North America, with about 8% share of capacity. In building products, Georgia-Pacific is the leader in the production of
                           plywood, oriented strand board, industrial panels, lumber, gypsum products and chemicals.   1.3

Huntsman International     Huntsman's earnings have stabilized and seem poised to improve.Demand for Huntsman's
LLC*                       products has increased significantly as a result of better economic activity. However, high benzene and other crude oil derivative prices will probably keep profit
                           improvements from reaching their full potential in 2004.                                    1.3

Energy Corporation         Energy Corporation of America is a privately held energy company engaged in exploration,
of America                 development and production, and transportation and marketing of petroleum products.
                           Natural gas accounts for 93% of the company's production, which is concentrated in the
                           Appalachia Basin states of West Virginia, Pennsylvania, Kentucky, and Ohio. The
                           company's bonds rebounded strongly after the conclusion of litigation with bondholders required it to redeem at par $37 million (of $131 million outstanding) over the next
                           year. The company is also benefiting from strong natural gas prices.                        1.3

*Includes combined holdings and/or affiliates.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Portfolio Information (concluded)


As of March 31, 2004


                                    Percent of
Quality Ratings* by                 Total Bond
Standard & Poor's/Moody's          Investments

BBB/Baa                                 5.8%
BB/Ba                                  18.1
B/B                                    50.3
CCC/Caa or lower                       18.6
NR (Not Rated)                          7.2

*In cases where bonds are rated differently by Standard & Poor's
Corporation and Moody's Investors Service, Inc., bonds are categorized to the higher of the two ratings.



                                    Percent of
Five Largest Industries*            Net Assets

Chemicals                               8.2%
Energy--Other                           7.1
Utility                                 5.5
Gaming                                  5.3
Food/Tobacco                            5.0

*For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.



                                    Percent of
Five Largest Foreign Countries++    Net Assets

Brazil                                  5.0%
Bermuda                                 2.2
Cayman Island                           1.7
Luxembourg                              1.7
Canada                                  1.7

++All holdings are denominated in U.S. dollars.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These classes of shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions, if any, or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Performance Data (continued)


Recent Performance Results

                                                                            10-Year/
                                          6-Month          12-Month     Since Inception    Standardized
As of March 31, 2004                    Total Return     Total Return     Total Return     30-day Yield
High Income Portfolio Class A Shares*       +8.44%          +24.86%          +74.25%            6.35%
High Income Portfolio Class B Shares*       +8.16           +24.22           +63.88             6.09
High Income Portfolio Class C Shares*       +8.13           +24.16           +65.20             6.04
High Income  Portfolio Class I Shares*      +8.57           +25.14           +76.78             6.59
CSFB High Yield Index**                     +8.65           +22.86      +109.87/+109.44          --
Merrill Lynch High Yield Master Index**     +8.21           +21.67      +109.31/+108.98          --
Ten-Year U.S. Treasury Securities***        +3.19           + 4.81      +101.43/+109.33          --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's 10 year/since inception periods are for 10 years for Class B
& Class I Shares and from 10/21/94 for Class A & Class C Shares.

**These unmanaged market-weighted indexes mirror the high-yield debt market of securities rated BBB or lower. Ten-year/since inception total returns for CSFB High Yield Index are for 10 years and from 10/31/94. Ten-year/since inception total returns for Merrill Lynch
High Yield Master Index are for 10 years and from 10/21/94.

***Ten-year/since inception total returns are for 10 years and from 10/21/94.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/04                  +24.86%          +19.87%
Five Years Ended 3/31/04                + 3.79           + 2.95
Inception (10/21/94)
through 3/31/04                         + 6.06           + 5.60

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



                                       Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/04                  +24.22%          +20.22%
Five Years Ended 3/31/04                + 3.26           + 3.00
Ten Years Ended 3/31/04                 + 5.06           + 5.06

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.



                                       Return             Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/04                  +24.16%          +23.16%
Five Years Ended 3/31/04                + 3.17           + 3.17
Inception (10/21/94)
through 3/31/04                         + 5.46           + 5.46

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.



                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/04                  +25.14%          +20.14%
Five Years Ended 3/31/04                + 4.05           + 3.20
Ten Years Ended 3/31/04                 + 5.86           + 5.43

*Maximum sales charge is 4%.

**Assuming maximum sales charge.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments

                  S&P       Moody's  Face                                                                       Value
Industry**        Ratings   Ratings  Amount        Corporate Bonds                                        (in U.S. dollars)
Aerospace &       CCC+      Caa2    $ 5,500,000    Hexcel Corporation, 9.75% due 1/15/2009                  $     5,720,000
Defense--1.1%                                      L-3 Communications Corporation:
                  BB-       Ba3         500,000        7.625% due 6/15/2012                                         550,000
                  BB-       Ba3       4,000,000        6.125% due 7/15/2013                                       4,130,000
                  B+        B2        9,700,000    Orbital Sciences Corporation, 9% due 7/15/2011                10,645,750
                                                                                                            ---------------
                                                                                                                 21,045,750

Airlines--2.0%    BB        B1       20,550,000    American Airlines, Inc., 7.80% due 10/01/2006                 19,329,326
                                                   Continental Airlines, Inc.:
                  B+        B2        2,147,675        6.541% due 9/15/2008                                       2,007,828
                  BBB       Ba3       5,875,000        7.875% due 7/02/2018                                       5,851,147
                  CCC+      Caa2     14,375,000    Evergreen International Aviation, Inc., 12% due
                                                   5/15/2010 (f)                                                  9,146,094
                                                 ++Piedmont Aviation, Inc.:
                  NR*       NR*       1,500,000        Series H, 10% due 11/08/2012                                       0
                  NR*       NR*       1,304,000        Series J, 10.05% due 5/13/2005                                     0
                  NR*       NR*       1,116,000        Series J, 10.10% due 5/13/2007                                     0
                  NR*       NR*       3,767,000        Series J, 10.10% due 5/13/2009                                     0
                  NR*       NR*       2,710,000        Series J, 10.15% due 5/13/2011                                     0
                  NR*       NR*       2,226,000        Series K, 10% due 5/13/2004                                        0
                  NR*       NR*       2,666,000        Series K, 10.10% due 5/13/2008                                     0
                  NR*       NR*       2,550,000        Series K, 10.15% due 5/13/2010                                     0
                                                   US Airways, Inc.:
                  NR*       NR*       1,092,000        Series 88F, 10.70% due 1/01/2003 (i)                         283,920
                  NR*       NR*       1,092,000        Series 88G, 10.70% due 1/01/2003 (i)                         283,920
                  NR*       NR*       1,092,000        Series 88H, 10.70% due 1/01/2003 (i)                         283,920
                  NR*       NR*       1,092,000        Series 88I, 10.70% due 1/01/2003 (i)                         283,920
                  NR*       NR*       2,582,229        Series 89C, 4.28% due 1/01/2010                              671,380
                  NR*       NR*       1,432,000        Series A, 10.70% due 1/15/2007                               372,320
                  NR*       NR*       1,815,000        Series C, 10.70% due 1/15/2007                               471,900
                  NR*       NR*       1,107,000        Series E, 10.70% due 1/15/2007                               287,820
                  NR*       NR*       1,985,000        Series E, 10.30% due 3/28/2007                                     0
                  NR*       NR*       1,950,000        Series F, 10.35% due 3/28/2011                                     0
                                                                                                            ---------------
                                                                                                                 39,273,495

Automotive--1.7%  CCC+      Caa1      6,550,000    Advanced Accessory Holdings Corp., 13.25% due
                                                   12/15/2011 (e)(f)                                              3,471,500
                  B         B3        8,000,000    Asbury Automotive Group Inc., 8% due 3/15/2014 (f)             8,000,000
                  NR*       NR*       1,324,902  ++Federal-Mogul Corporation, 7.375% due 1/15/2006                  331,226
                  B         B3        3,500,000    The Goodyear Tire & Rubber Company, 9.15% due
                                                   3/01/2011 (a)                                                  3,727,500
                  B         Caa1     18,275,000    Metaldyne Corporation, 11% due 6/15/2012                      16,356,125
                                                 ++Venture Holdings Company LLC:
                  NR*       NR*      20,000,000        11% due 6/01/2007                                            800,000
                  NR*       NR*       8,000,000        12% due 6/01/2009                                                800
                                                                                                            ---------------
                                                                                                                 32,687,151

Broadcasting--    B-        B3        1,875,000    Entravision Communications Corporation, 8.125% due
1.6%                                               3/15/2009                                                      2,010,938
                  D         Ca        8,000,000  ++Globo Comunicacoes e Participacoes SA, 10.50% due
                                                   12/20/2006 (f)                                                 4,640,000
                  CCC       B3        8,550,000    Granite Broadcasting Corporation, 9.75% due
                                                   12/01/2010 (f)                                                 8,250,750
                  B-        B3        6,000,000    NextMedia Operating, Inc., 10.75% due 7/01/2011                6,720,000
                  B-        B3        1,950,000    Salem Communications Holding Corporation, 7.75% due
                                                   12/15/2010                                                     2,059,688
                  CCC+      Caa1      8,075,000    Young Broadcasting Inc., 8.75% due 1/15/2014 (f)               8,317,250
                                                                                                            ---------------
                                                                                                                 31,998,626

Cable--           NR*       Ca       13,000,000  ++Cable Satisfaction International, Inc., 12.75% due
International--                                    3/01/2010                                                      3,640,000
2.0%              C         Caa2     20,375,000    NTL Incorporated, 11.20% due 11/15/2007                       20,476,875
                  D         Ca       23,750,000  ++Telewest Communications PLC, 11% due 10/01/2007               15,081,250
                                                                                                            ---------------
                                                                                                                 39,198,125


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry**        Ratings   Ratings  Amount        Corporate Bonds                                        (in U.S. dollars)
Cable--U.S.--     NR*       NR*     $23,500,000  ++Adelphia Communications Corporation, 6% due
3.2%                                               2/15/2006 (Convertible)                                  $     9,752,500
                                                   CSC Holdings, Inc.:
                  BB-       B1        1,500,000        8.125% due 8/15/2009                                       1,612,500
                  BB-       B1        5,500,000        7.625% due 4/01/2011                                       5,802,500
                                                   Charter Communications Holdings, LLC:
                  CCC-      Ca        2,168,000        8.625% due 4/01/2009                                       1,788,600
                  CCC-      Ca        1,025,000        10% due 4/01/2009                                            876,375
                  CCC-      Ca       16,650,000        9.625% due 11/15/2009                                     14,069,250
                  CCC-      Caa1      3,000,000    Charter Communications Holdings II, LLC, 10.25% due
                                                   9/15/2010 (f)                                                  3,090,000
                  B-        Caa2      7,850,000    Insight Communications Company, Inc., 13.48% due
                                                   2/15/2011 (e)                                                  6,633,250
                  B+        B2        8,350,000    Insight Midwest, LP, 9.75% due 10/01/2009                      8,704,875
                  NR*       NR*      12,930,000  ++Loral Cyberstar, Inc., 10% due 7/15/2006                       9,503,550
                  B+        B2          950,000    Mediacom Broadband LLC, 11% due 7/15/2013                      1,016,500
                  CCC-      Ca          500,000    Pegasus Satellite Communications, Inc., 12.375% (i)              441,250
                                                                                                            ---------------
                                                                                                                 63,291,150

Chemicals--8.1%                                    Braskem SA (f):
                  B+        NR*      10,000,000        12.50% due 11/05/2008                                     10,475,000
                  B+        NR*       4,000,000        11.75% due 1/22/2014                                       4,020,000
                  B-        NR*      12,675,000    Compass Minerals International, Inc., 12% due
                                                   6/01/2013 (e)                                                  9,633,000
                  BB-       B3          400,000    Geon Company, 6.875% due 12/15/2005                              398,000
                  CCC+      NR*      27,350,000    HMP Equity Holdings Corporation, 18.587% due
                                                   5/15/2008 (e)(f)                                              14,495,500
                                                   Huntsman International LLC:
                  B-        B3        4,200,000        9.875% due 3/01/2009                                       4,620,000
                  CCC+      Caa1      3,000,000        10.125% due 7/01/2009                                      3,052,500
                  B-        B2           78,000    IMC Global Inc., 7.625% due 11/01/2005                            81,803
                  BB-       B1        1,625,000    ISP Chemco Inc., 10.25% due 7/01/2011                          1,840,313
                  B+        B2        1,500,000    ISP Holdings, Inc., 10.625% due 12/15/2009                     1,665,000
                  BB-       Ba3      16,000,000    MacDermid, Inc., 9.125% due 7/15/2011                         18,040,000
                  BB-       B1       18,750,000    Millennium America Inc., 9.25% due 6/15/2008                  20,015,625
                  NR*       NR*       9,073,800    Noveon International, Inc., 13% due 8/31/2011++++              9,618,228
                  BB-       B2       14,250,000    Omnova Solutions Inc., 11.25% due 6/01/2010                   15,817,500
                  BB-       B3       19,700,000    PolyOne Corporation, 10.625% due 5/15/2010                    20,143,250
                                                   Rhodia SA (f):
                  CCC+      B3        2,000,000        7.625% due 6/01/2010                                       1,840,000
                  CCC+      Caa1      7,875,000        8.875% due 6/01/2011                                       6,575,625
                  B-        B3        8,300,000    Rockwood Specialties Group, Inc., 10.625% due 5/15/2011        9,171,500
                  B-        Caa1      6,250,000    Terra Capital, Inc., 11.50% due 6/01/2010                      6,812,500
                                                                                                            ---------------
                                                                                                                158,315,344

Consumer          B-        B2        2,525,000    Chattem, Inc., 7% due 3/01/2014 (f)                            2,525,000
Products--1.3%    NR*       NR*      25,000,000  ++Galey & Lord, Inc., 9.125% due 3/01/2008                         187,500
                  CCC-      Caa2      5,000,000    Home Products International, Inc., 9.625% due 5/15/2008        3,625,000
                                                 ++Polysindo International Finance Company BV:
                  NR*       NR*       7,500,000        9.375% due 2/12/1999 (c)                                     675,000
                  NR*       NR*      41,725,000        11.375% due 6/15/2006                                      3,755,250
                  NR*       NR*      18,850,000        9.375% due 7/30/2007                                       1,696,500
                  B-        B3          500,000    Rayovac Corporation, 8.50% due 10/01/2013                        538,750
                  CCC+      B2        7,075,000    Remington Arms Company, Inc., 10.50% due 2/01/2011             7,163,438
                  CCC+      Caa1      1,250,000    Samsonite Corporation, 10.75% due 6/15/2008                    1,303,125
                  B-        B3        4,600,000    United Industries Corporation, 9.875% due 4/01/2009            4,827,148
                                                                                                            ---------------
                                                                                                                 26,296,711

Diversified       B         Caa2      4,700,000    Dex Media, Inc., 8% due 11/15/2013 (f)                         4,664,750
Media--2.6%       B         Caa1      7,900,000    Dex Media West LLC, 9.875% due 8/15/2013 (f)                   8,769,000
                  B         Caa1     15,550,000    Houghton Mifflin Publishing Corporation, 11.50% due
                                                   10/15/2013 (e)(f)                                              8,397,000
                  BBB-      Baa3     17,900,000    Liberty Media Corporation, 0.75% due
                                                   3/30/2023 (Convertible)                                       20,316,500
                  B         B2        6,825,000    PEI Holdings, Inc., 11% due 3/15/2010                          7,882,875
                  B         B3          750,000    PRIMEDIA Inc., 8.875% due 5/15/2011                              768,750
                  B+        B1          750,000    R.H. Donnelley Financial Corporation I, 8.875% due
                                                   12/15/2010 (f)                                                   843,750
                                                                                                            ---------------
                                                                                                                 51,642,625


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry**        Ratings   Ratings  Amount        Corporate Bonds                                        (in U.S. dollars)
Energy,                                            Encore Acquisition Company:
Exploration &     B         B2      $ 6,675,000        8.375% due 6/15/2012                                 $     7,342,500
Production--2.0%  B         B2        2,600,000        6.25% due 4/15/2014 (f)                                    2,622,750
                  NR*       NR*      36,000,000  ++Orion Refining Corporation, 13% due 12/15/2003 (c)            28,800,000
                                                                                                            ---------------
                                                                                                                 38,765,250

Energy--Other--   B         B2          525,000    Dresser, Inc., 9.375% due 4/15/2011                              572,250
7.1%              CCC+      Caa1      3,600,000    El Paso Corporation, 7% due 5/15/2011                          3,087,000
                  CCC+      Caa1      7,700,000    El Paso Energy Corporation, 6.75% due 5/15/2009                6,795,250
                  C         Caa3     25,157,000    Energy Corporation of America, 9.50% due 5/15/2007            23,773,365
                  B-        B3        3,125,000    Giant Industries, Inc., 9% due 9/01/2007                       3,218,750
                  BBB       Baa2     10,700,000    Halliburton Company, 3.125% due 7/15/2023
                                                   (Convertible) (f)                                             12,010,750
                  CCC       B3       22,675,000    Ocean Rig Norway AS, 10.25% due 6/01/2008                     21,314,500
                  B-        B2        6,825,000    Parker Drilling Company, 10.125% due 11/15/2009                7,379,531
                                                   Pecom Energia SA:
                  B-        NR*       2,500,000        8.125% due 7/15/2010                                       2,537,500
                  B-        Caa1      2,500,000        8.125% due 7/15/2010 (f)                                   2,562,500
                                                   Petrobras International Finance Company:
                  NR*       Ba2       3,250,000        9.125% due 7/02/2013                                       3,445,000
                  NR*       Ba2       5,000,000        8.375% due 12/10/2018                                      5,025,000
                  B         B3       26,100,000    Star Gas Partners, LP, 10.25% due 2/15/2013                   29,101,500
                  NR*       NR*       6,113,462    Star Gas Propane, LP, 8.04% due 9/15/2009 (f)                  6,296,865
                  CCC-      Caa3     20,392,000    Trico Marine Services, Inc., 8.875% due 5/15/2012             10,603,840
                                                                                                            ---------------
                                                                                                                137,723,601

Financial--2.3%   BB        Ba3      13,225,000    Crum & Forster Holding Corp., 10.375% due
                                                   6/15/2013 (f)                                                 14,944,250
                  BBB-      Ba1       1,625,000    Leucadia National Corporation, 7% due 8/15/2013 (f)            1,681,875
                  B         B3        1,600,000    New ASAT (Finance) Limited, 9.25% due 2/01/2011 (f)            1,716,000
                  B-        Caa1      3,550,000    Sensus Metering Systems Inc., 8.625% due 12/15/2013 (f)        3,514,500
                  B         B2       23,250,000    Ship Finance International Limited, 8.50% due
                                                   12/15/2013 (f)                                                22,785,000
                                                                                                            ---------------
                                                                                                                 44,641,625

Food/Tobacco--    B         B3        6,475,000    American Seafoods Group LLC, 10.125% due 4/15/2010             7,770,000
5.0%                                               Commonwealth Brands, Inc. (f):
                  NR*       NR*      11,750,000        9.75% due 4/15/2008                                       12,807,500
                  B-        B3       14,000,000        10.625% due 9/01/2008                                     15,400,000
                  NR*       NR*      20,000,000  ++DGS International Finance Company BV, 10% due
                                                   6/01/2007 (f)                                                    500,000
                  B         B2          750,000    Del Monte Corporation, 8.625% due 12/15/2012                     843,750
                  CCC       B2       10,325,000    Doane Pet Care Company, 10.75% due 3/01/2010                  10,763,812
                                                   Dole Food Company, Inc.:
                  BB-       B2        6,550,000        7.25% due 6/15/2010 (f)                                    6,746,500
                  BB-       B2        9,925,000        8.875% due 3/15/2011                                      10,818,250
                  B-        B2       10,225,000    Gold Kist Inc., 10.25% due 3/15/2014 (f)                      10,327,250
                  CCC+      B3       11,600,000    Mrs. Fields Famous Brands, LLC, 11.50% due 3/15/2011 (f)      11,484,000
                  NR*       NR*         500,000  ++New World Pasta Company, 9.25% due 2/15/2009                      75,000
                  B+        B2        2,000,000    North Atlantic Trading Company, Inc., 9.25% due
                                                   3/01/2012 (f)                                                  2,000,000
                  B-        Caa1     15,850,000    Tabletop Holdings, Inc., 12.301% due 5/15/2014 (e)(f)          8,559,000
                                                                                                            ---------------
                                                                                                                 98,095,062

Gaming--5.3%      B-        Caa1      2,525,000    Global Cash Access LLC, 8.75% due 3/15/2012 (f)                2,626,000
                  B         B2        7,450,000    Isle of Capri Casinos, Inc., 7% due 3/01/2014 (f)              7,487,250
                  B+        B2       13,000,000    Kerzner International Limited, 8.875% due 8/15/2011           14,430,000
                  B         B2        9,300,000    The Majestic Star Casino, LLC, 9.50% due 10/15/2010            9,811,500
                  BB-       Ba3      12,000,000    Mandalay Resort Group, 10.25% due 8/01/2007                   14,130,000
                  B         B2          650,000    Poster Financial Group Inc., 8.75% due 12/01/2011 (f)            682,500
                  B-        B3        1,000,000    Premier Entertainment Biloxi LLC, 10.75% due
                                                   2/01/2012 (f)                                                  1,080,000
                  B         B2        5,350,000    Resorts International Hotel And Casino, Inc., 11.50%
                                                   due 3/15/2009                                                  5,911,750
                  CCC+      Caa1     19,075,000    Trump Casino Holdings, LLC, 11.625% due 3/15/2010             19,075,000
                  B-        B3       17,100,000    Venetian Casino Resort, LLC, 11% due 6/15/2010                19,665,000
                  CCC+      B3        6,275,000    Wynn Las Vegas, LLC, 12% due 11/01/2010                        7,561,375
                                                                                                            ---------------
                                                                                                                102,460,375


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry**        Ratings   Ratings  Amount        Corporate Bonds                                        (in U.S. dollars)
Government--      B+        B2      $13,000,000    Federal Republic of Brazil, 8.25% due 1/20/2034          $    11,050,000
Foreign--3.3%     B+        B2       30,785,250    Republic of Brazil, 8% due 4/15/2014                          30,015,619
                  BB        Ba2       5,000,000    Republic of Colombia, 8.125% due 5/21/2024                     4,737,500
                  B-        Caa1     20,000,000    Republic of Venezuela, 9.375% due 1/13/2034                   17,650,000
                                                                                                            ---------------
                                                                                                                 63,453,119

Health Care--3.7% B         B3        6,050,000    Alpharma Inc., 8.625% due 5/01/2011 (f)                        6,352,500
                  BB-       Ba2      18,119,000    Fresenius Medical Care Capital Trust II, 7.875% due
                                                   2/01/2008                                                     19,749,710
                  BBB-      Ba1      10,000,000    HCA Inc., 8.36% due 4/15/2024                                 11,403,930
                  NR*       NR*       7,150,000    HealthSouth Corporation, Term A, due 1/16/2011                 7,114,250
                  B-        B3        7,450,000    Team Health, Inc., 9% due 4/01/2012 (f)                        7,245,125
                  B-        B3          400,000    Tenet Healthcare Corporation, 5.375% due 11/15/2006              376,000
                  B         B3       14,750,000    Triad Hospitals, Inc., 7% due 11/15/2013 (f)                  15,118,750
                  BB-       Ba3       4,000,000    Ventas Realty, LP, 9% due 5/01/2012                            4,620,000
                                                                                                            ---------------
                                                                                                                 71,980,265

Housing--0.5%                                      Building Materials Corporation of America:
                  B+        B2        1,300,000        7.75% due 7/15/2005                                        1,319,500
                  B+        B2        4,750,000        8.625% due 12/15/2006                                      4,809,375
                  B+        B2        3,000,000        8% due 12/01/2008                                          3,000,000
                                                                                                            ---------------
                                                                                                                  9,128,875

Information                                        ADC Telecommunications, Inc. (Convertible):
Technology--0.6%  NR*       NR*       6,400,000        1% due 6/15/2008                                           6,744,000
                  NR*       NR*       5,500,000        1.605% due 6/15/2013 (a)                                   5,933,125
                                                                                                            ---------------
                                                                                                                 12,677,125

Leisure--2.6%     B+        Ba3      20,000,000    HMH Properties, Inc., 7.875% due 8/01/2008                    20,775,000
                                                   Intrawest Corporation:
                  B+        B1        1,300,000        10.50% due 2/01/2010                                       1,425,125
                  B+        B1        9,250,000        7.50% due 10/15/2013                                       9,550,625
                  B         B2        6,800,000    John Q. Hammons Hotels, L.P., 8.875% due 5/15/2012             7,565,000
                                                   MeriStar Hospitality Operating Partnership, LP:
                  CCC+      B2        5,775,000        9% due 1/15/2008                                           6,006,000
                  CCC+      B2        5,525,000        10.50% due 6/15/2009 (f)                                   5,939,375
                                                                                                            ---------------
                                                                                                                 51,261,125

Manufacturing--   BB-       Ba3       2,975,000    Case New Holland Inc., 9.25% due 8/01/2011 (f)                 3,361,750
2.9%              B-        B3        6,150,000    Columbus McKinnon Corporation, 10% due 8/01/2010               6,642,000
                  B-        B3       11,875,000    EaglePicher Incorporated, 9.75% due 9/01/2013                 13,003,125
                  B-        B3        1,900,000    Erico International Corporation, 8.875% due 3/01/2012 (f)      1,990,250
                  B-        B3        4,200,000    FastenTech, Inc., 11.50% due 5/01/2011 (f)                     4,704,000
                  B-        B3        8,950,000    Invensys plc, 9.875% due 3/15/2011 (f)                         9,173,750
                  CCC+      B3        2,200,000    Trench Electric SA and Trench Inc., 10.25% due 12/15/2007      2,266,000
                                                   Tyco International Group SA (Convertible):
                  BBB-      Ba2       7,391,000        2.75% due 1/15/2018                                       10,051,760
                  BBB-      Ba2       4,150,000        2.75% due 1/15/2018                                        5,644,000
                                                                                                            ---------------
                                                                                                                 56,836,635

Metal--Other--                                   ++Kaiser Aluminum & Chemical Corporation (c):
0.6%              NR*       NR*       1,000,000        9.875% due 2/15/2002                                         915,000
                  NR*       NR*      30,000,000        12.75% due 2/01/2003                                       3,600,000
                  BB        Ba3       2,025,000    Massey Energy Company, 6.625% due 11/15/2010                   2,060,438
                  NR*       Ba2       5,500,000    Vale Overseas Ltd., 8.25% due 1/17/2034                        5,032,500
                                                                                                            ---------------
                                                                                                                 11,607,938

Packaging--3.8%                                    Crown Euro Holdings SA:
                  B+        B1        7,200,000        9.50% due 3/01/2011                                        8,082,000
                  B         B2        7,975,000        10.875% due 3/01/2013                                      9,290,875
                  CCC+      Caa1      5,300,000    Graham Packaging Company, 8.75% due 1/15/2008                  5,432,500
                  CCC+      Caa2      3,850,000    Graham Packaging Holdings Company, 10.75% due 1/15/2009        3,975,125
                  BB-       B2        6,650,000    Owens-Brockway Glass Container, Inc., 8.875% due
                                                   2/15/2009                                                      7,182,000
                  B         Caa1        625,000    Owens-Illinois, Inc., 7.35% due 5/15/2008                        615,625


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry**        Ratings   Ratings  Amount        Corporate Bonds                                        (in U.S. dollars)
Packaging                                          Pliant Corporation:
(concluded)       B-        B3      $ 8,125,000        11.125% due 9/01/2009                                $     8,490,625
                  B-        Caa2     12,740,000        13% due 6/01/2010                                         11,020,100
                  B-        B2       18,475,000    Portola Packaging, Inc., 8.25% due 2/01/2012 (f)              16,258,000
                  B-        B3          700,000    Tekni-Plex, Inc., 12.75% due 6/15/2010                           733,250
                                                   U.S. Can Corporation:
                  CCC+      B3        2,475,000        10.875% due 7/15/2010                                      2,611,125
                  CCC+      Caa1        750,000        12.375% due 10/01/2010                                       701,250
                                                                                                            ---------------
                                                                                                                 74,392,475

Paper/Forest      D         C        21,000,000  ++APP Financial II Mauritius Limited, 12% (d)                      315,000
Products--4.5%    D         Ca       35,000,000  ++APP International Finance Company B.V., 11.75% due
                                                   10/01/2005                                                    15,837,500
                  D         NR*      42,000,000  ++Doman Industries Limited, 8.375% due 3/15/2004 (c)            10,500,000
                  BB+       Ba2      20,750,000    Georgia-Pacific Corporation, 9.375% due 2/01/2013             24,433,125
                  B-        B3        2,331,000    Graphic Packaging International Inc., 9.50% due
                                                   8/15/2013                                                      2,634,030
                  D         Ca        4,500,000  ++Indah Kiat International Finance Company BV, 12.50%
                                                   due 6/15/2006                                                  2,295,000
                  B         B3       16,575,000    JSG Funding PLC, 9.625% due 10/01/2012                        18,729,750
                                                   Jefferson Smurfit Corporation:
                  B         B2        3,150,000        8.25% due 10/01/2012                                       3,433,500
                  B         B2        2,200,000        7.50% due 6/01/2013                                        2,321,000
                  D         Ca       21,500,000  ++Tjiwi Kimia Finance Mauritius Limited, 10% due
                                                   8/01/2004                                                      7,740,000
                                                                                                            ---------------
                                                                                                                 88,238,905

Retail--0.3%      B-        B3        5,250,000    Petro Stopping Centers, LP, 9% due 2/15/2012 (f)               5,407,500

Service--3.9%     B+        B2        5,475,000    Allied Waste North America, Inc., 7.875% due 4/15/2013         5,981,437
                                                   Dow Jones TRAC-X North America High Yield, Series 2,
                                                   March 2009 (f):
                  NR*       NR*       3,500,000        Trust 1, 7.375% due 3/25/2009                              3,539,375
                  NR*       B3       12,000,000        Trust 3, 8% due 3/25/2009                                 12,045,000
                  B-        B3        8,000,000    Monitronics International, Inc., 11.75% due
                                                   9/01/2010 (f)                                                  8,480,000
                  C         Ca       16,675,000    Protection One Alarm Monitoring, Inc., 8.125% due
                                                   1/15/2009                                                     10,838,750
                  BB-       Ba2      11,325,000    The Shaw Group Inc., 10.75% due 3/15/2010                     11,438,250
                  NR*       Ba3       5,000,000    TRAC-X EM No.1 Limited, Series 1F, 6.50% due
                                                   12/20/2008 (f)                                                 5,127,500
                  B+        B2       14,550,000    United Rentals North America Inc., 7.75% due
                                                   11/15/2013 (f)                                                14,186,250
                                                   Williams Scotsman, Inc.:
                  B-        B3        1,250,000        9.875% due 6/01/2007                                       1,250,000
                  B         B2        2,425,000        10% due 8/15/2008                                          2,631,125
                                                                                                            ---------------
                                                                                                                 75,517,687

Steel--1.5%       B+        B1       19,000,000    CSN Islands VIII Corp., 9.75% due 12/16/2013 (f)              18,620,000
                  B-        Caa1      9,575,000    Ispat Inland ULC, 9.75% due 4/01/2014 (f)                      9,958,000
                                                                                                            ---------------
                                                                                                                 28,578,000

Telecommunications                                 Alaska Communications System Holdings, Inc.:
--4.6%            B-        B3        3,500,000        9.375% due 5/15/2009                                       3,430,000
                  B-        B2        5,625,000        9.875% due 8/15/2011                                       5,681,250
                  B-        B3        1,500,000    Cincinnati Bell Inc., 8.375% due 1/15/2014                     1,470,000
                                                   FairPoint Communications, Inc.:
                  B-        Caa1      3,500,000        9.50% due 5/01/2008                                        3,535,000
                  B-        Caa1      5,500,000        12.50% due 5/01/2010                                       6,160,000
                  NR*       Caa1     14,900,000    LCI International, Inc., 7.25% due 6/15/2007                  13,633,500
                                                   Qwest Capital Funding, Inc.:
                  CCC+      Caa2      6,950,000        6.25% due 7/15/2005                                        6,984,750
                  CCC+      Caa2      1,075,000        7.25% due 2/15/2011                                          924,500
                                                   Qwest Communications International Inc. (f):
                  CCC+      B3        7,500,000        7.25% due 2/15/2011                                        7,143,750
                  CCC+      B3        2,650,000        7.50% due 2/15/2014                                        2,497,625
                  CCC+      Caa1      6,050,000    Qwest Services Corp., 13.50% due 12/15/2010 (f)                7,033,125
                  NR*       Baa3     25,000,000    Tele Norte Leste Participacoes SA, 8% due 12/18/2013 (f)      23,750,000
                  CCC+      B3        9,190,000    Time Warner Telecom, Inc., 10.125% due 2/01/2011               8,477,775
                                                                                                            ---------------
                                                                                                                 90,721,275


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                  S&P       Moody's  Face                                                                       Value
Industry**        Ratings   Ratings  Amount        Corporate Bonds                                        (in U.S. dollars)
Transportation--  B+        B1      $11,750,000    General Maritime Corporation, 10% due 3/15/2013          $    13,160,000
2.6%              B+        B2        9,125,000    Laidlaw International Inc., 10.75% due 6/15/2011 (f)          10,220,000
                  B         B1       10,000,000    TFM, SA de CV, 11.75% due 6/15/2009                           10,050,000
                  BB-       Ba2      14,500,000    Teekay Shipping Corporation, 8.875% due 7/15/2011             16,838,125
                                                                                                            ---------------
                                                                                                                 50,268,125

Utility--5.5%     B-        B3        8,925,000    The AES Corporation, 7.75% due 3/01/2014                       8,936,156
                  BB+       Ba3       6,000,000    AES Gener SA, 7.50% due 3/25/2014 (f)                          6,108,000
                  CCC+      Caa1      7,100,000    Calpine Canada Energy Finance ULC, 8.50% due 5/01/2008         5,254,000
                                                   Calpine Corporation (f):
                  B         NR*      13,150,000        9.875% due 12/01/2011                                     12,656,875
                  B         NR*      10,700,000        8.75% due 7/15/2013                                        9,790,500
                  CCC+      NR*       5,600,000    Calpine Generating Company LLC, 10.25% due
                                                   4/01/2011 (a)(f)                                               5,306,000
                  BBB-      Ba2       8,800,000    CenterPoint Energy, Inc., 3.75% due 5/15/2023
                                                   (Convertible)                                                 10,109,000
                  BB        Ba1      10,101,000    ESI Tractebel Acquisition Corp., 7.99% due 12/30/2011         10,454,535
                  CCC+      Caa1      3,650,000    El Paso CGP Company, 7.75% due 6/15/2010                       3,157,250
                  B-        B3        1,200,000    El Paso Production Holding Company, 7.75% due 6/01/2013        1,113,000
                  CCC       Caa2      8,925,000    Mission Energy Holding Company, 13.50% due 7/15/2008           9,192,750
                                                   Nevada Power Company:
                  NR*       Ba2      10,000,000        10.875% due 10/15/2009                                    11,650,000
                  BB        Ba2       1,175,000        9% due 8/15/2013 (f)                                       1,318,938
                  BB-       Ba2       1,000,000    SEMCO Energy, Inc., 7.75% due 5/15/2013                        1,065,000
                  BB        Ba2         500,000    Sierra Pacific Power Company, 8% due 6/01/2008                   543,750
                  NR*       NR*      12,546,353    Sunflower Electric Power Corporation, 8% due
                                                   12/31/2016++++++                                              10,978,059
                                                                                                            ---------------
                                                                                                                107,633,813

Wireless--4.0%    CCC       Caa1     16,600,000    American Tower Corporation, 9.375% due 2/01/2009              17,513,000
                  CCC       B3        3,600,000    American Tower Escrow Corporation, 12.25% due
                                                   8/01/2008 (e)                                                  2,529,000
                  CCC       Caa1      6,225,000    Centennial Cellular Operating Co. LLC, 8.125% due
                                                   2/01/2014 (f)                                                  5,742,563
                  CCC       Caa1      6,325,000    Centennial Communications Corp., 10.125% due 6/15/2013         6,514,750
                  CCC       B3          900,000    Crown Castle International Corp., 9.375% due 8/01/2011           976,500
                  NR*       B2       13,000,000    Empresa Brasileira de Telecom SA, 11% due 12/15/2008 (f)      14,040,000
                  B-        B3       16,650,000    Millicom International Cellular SA, 10% due
                                                   12/01/2013 (f)                                                17,316,000
                  CCC+      B3        2,100,000    MobiFon Holdings B.V., 12.50% due 7/31/2010                    2,415,000
                  CCC-      Caa2      3,750,000    SBA Communications Corporation, 10.25% due 2/01/2009           3,693,750
                  CCC-      Caa1      2,900,000    SBA Telecommunications, Inc., 9.75% due
                                                   12/15/2011 (e)(f)                                              2,037,250
                  CCC+      B3        4,000,000    SpectraSite, Inc., 8.25% due 5/15/2010                         4,280,000
                                                                                                            ---------------
                                                                                                                 77,057,813

                                                   Total Corporate Bonds (Cost--$1,963,164,648)--90.2%        1,760,195,565



                                                   Preferred Securities

                                         Shares
                                           Held    Preferred Stocks
Automotive--0.7%                        440,000    General Motors Corporation (Convertible)                      13,468,400

Cable--U.S.--0.1%                        15,191    CSC Holdings, Inc.++++                                         1,585,940

Diversified Media--1.2%                 264,550    PRIMEDIA Inc. (Series H)                                      22,883,575

Telecommunications--0.0%                    134    PTV, Inc.                                                            737

                                                   Total Preferred Stocks (Cost--$37,093,123)--2.0%              37,938,652


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)

                                           Face                                                                 Value
Industry**                               Amount    Trust Preferred                                        (in U.S. dollars)
Telecommunications--0.6%            $12,150,000    Citizens Utilities Trust, 5% due 1/15/2036
                                                   (Convertible)                                            $    12,643,791

                                                   Total Trust Preferred (Cost--$12,234,255)--0.6%               12,643,791

                                                   Total Preferred Securities (Cost--$49,327,378)                50,582,443


                                         Shares
                                           Held    Common Stocks
Consumer Products--0.0%                 100,520  ++WKI Holding Company, Inc.                                      1,005,200

Energy--Other--0.0%                       3,599  ++Orion Refining Corporation                                             0

Health Care--0.0%                        12,894  ++MEDIQ Incorporated                                                51,687

Information Technology--0.1%            232,931  ++Dictaphone Corporation                                         1,397,586

Manufacturing--0.0%                      47,706    Thermadyne Holdings Corporation                                  574,857

Metal--Other--0.1%                       69,924  ++Metals USA, Inc.                                                 904,117

Steel--0.0%                          43,000,000    LTC Wheeling-Pittsburgh Corporation                                  430
                                            832    Wheeling-Pittsburgh Corporation                                   18,279
                                                                                                            ---------------
                                                                                                                     18,709

Telecommunications--0.0%                      2    PTV, Inc.                                                          1,001

                                                   Total Common Stocks (Cost--$65,533,567)--0.2%                  3,953,157



                                                   Warrants (b)
Cable--International--0.1%               10,000    Cable Satisfaction International, Inc.                               100
                                        117,980    NTL Incorporated                                                 973,335
                                                                                                            ---------------
                                                                                                                    973,435

Cable--U.S.--0.0%                        15,000    Loral Space & Communications Ltd.                                    150
                                        143,265    Loral Space & Communications Ltd.                                  2,149
                                                                                                            ---------------
                                                                                                                      2,299

Chemicals--0.1%                          14,350    Huntsman Company LLC (f)                                       2,439,500

Health Care--0.0%                       201,408    HealthSouth Corporation                                          453,169

Information Technology--0.0%            210,284    Dictaphone Corporation                                            52,571

Manufacturing--0.0%                      75,456    Thermadyne Holdings Corporation (Series A 2004)                        1
                                         45,652    Thermadyne Holdings Corporation (Series B 2006)                        0
                                                                                                            ---------------
                                                                                                                          1

Wireless--0.0%                            3,600    American Tower Escrow Corporation                                511,200

                                                   Total Warrants (Cost--$3,847,587)--0.2%                        4,432,175


                                     Beneficial
                                       Interest    Other Interests (h)
                                     20,500,000  ++Dictaphone Corporation (Litigation Trust Certificates)               205
                                     25,000,000  ++Murrin Murrin Holdings Pty Ltd. (Litigation Trust
                                                   Certificates)                                                    271,500
                                     25,044,090    US Airways, Inc.--Certificates of Beneficial Interest          7,262,786

                                                   Total Other Interests (Cost--$6,861,136 )--0.4%                7,534,491


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (concluded)

                                     Beneficial                                                                 Value
                                       Interest    Short-Term Securities                                  (in U.S. dollars)
                                    $92,880,849    Merrill Lynch Liquidity Series, LLC Cash
                                                   Sweep Series I (g)                                       $    92,880,849

                                                   Total Short-Term Securities (Cost--$92,880,849)--4.8%         92,880,849

                  Total Investments (Cost--$2,181,615,165)--98.4%                                             1,919,578,680
                  Variation Margin on Financial Futures Contracts***--0.0%                                        (180,000)
                  Other Assets Less Liabilities--1.6%                                                            31,836,041
                                                                                                            ---------------
                  Net Assets--100.0%                                                                        $ 1,951,234,721
                                                                                                            ===============

*Not Rated.

**For Portfolio compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

***Financial futures contracts sold as of March 31, 2004 were as follows:

Number of                    Expiration       Face       Unrealized
Contracts      Issue            Date         Value           Losses

320         10-Year U.S.
           Treasury Bond     June 2004    $36,299,975    $(630,025)


++Non-income producing security.

++++Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

++++++Subject to principal paydowns.

(a)Floating rate note.

(b)Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(c)As a result of bankruptcy proceedings, the company did not repay the principal amount of the security upon maturity.

(d)The security is a perpetual bond and has no definite maturity date.

(e)Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

(f)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(g)Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                            Net            Interest
Affiliate                                 Activity           Income

Merrill Lynch Liquidity Series,
   LLC Cash Sweep Series I             $(33,316,504)       $586,495


(h)Other interests represent beneficial interest in liquidation trusts and other reorganization entities.

(i)As a result of the company's reorganization, these securities will be paid off upon the disposition of the underlying collateral.

See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Assets and Liabilities

As of March 31, 2004
Assets

               Investments in unaffiliated securities, at value
               (identified cost--$2,088,734,316)                                                            $ 1,826,697,831
               Investments in affiliated securities, at value
               (identified cost--$92,880,849)                                                                    92,880,849
               Cash                                                                                                 949,838
               Cash held as collateral for financial futures contracts                                              500,000
               Receivables:
                  Interest (including $2,545 from affiliates)                             $    39,212,867
                  Securities sold                                                              21,713,429
                  Capital shares sold                                                             881,620
                  Dividends                                                                       612,688
                  Paydowns                                                                        207,060        62,627,664
                                                                                          ---------------
               Prepaid expenses and other assets                                                                  2,092,357
                                                                                                            ---------------
               Total assets                                                                                   1,985,748,539
                                                                                                            ---------------

Liabilities

               Payables:
                  Securities purchased                                                         26,261,851
                  Capital shares redeemed                                                       4,476,940
                  Dividends to shareholders                                                     2,403,914
                  Distributor                                                                     713,239
                  Other affiliates                                                                411,558
                  Variation margin                                                                180,000
                  Investment adviser                                                               66,316
                                                                                          ---------------
               Total liabilities                                                                                 34,513,818
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 1,951,234,721
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 500,000,000 shares
               authorized                                                                                   $     8,757,995
               Class B Shares of Common Stock, $.10 par value, 1,500,000,000 shares
               authorized                                                                                        14,829,692
               Class C Shares of Common Stock, $.10 par value, 200,000,000 shares
               authorized                                                                                         3,443,355
               Class I Shares of Common Stock, $.10 par value, 500,000,000 shares
               authorized                                                                                        10,859,107
               Paid-in capital in excess of par                                                               3,984,701,000
               Undistributed investment income--net                                       $    17,125,545
               Accumulated realized capital losses on investments--net                    (1,825,815,463)
               Unrealized depreciation on investments--net                                  (262,666,510)
                                                                                          ---------------
               Total accumulated losses--net                                                                (2,071,356,428)
                                                                                                            ---------------
               Net Assets                                                                                   $ 1,951,234,721
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $451,172,137 and 87,579,950 shares
               outstanding                                                                                  $          5.15
                                                                                                            ===============
               Class B--Based on net assets of $763,629,030 and 148,296,924 shares
               outstanding                                                                                  $          5.15
                                                                                                            ===============
               Class C--Based on net assets of $177,444,710 and 34,433,549 shares
               outstanding                                                                                  $          5.15
                                                                                                            ===============
               Class I--Based on net assets of $558,988,844 and 108,591,069 shares
               outstanding                                                                                  $          5.15
                                                                                                            ===============

See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Operations

For the Six Months Ended March 31, 2004
Investment Income

               Interest (including $586,495 from affiliates)                                                $    73,288,684
               Dividends                                                                                          1,614,878
               Other                                                                                              1,727,579
                                                                                                            ---------------
               Total income                                                                                      76,631,141
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     4,189,416
               Account maintenance and distribution fees--Class B                               3,109,055
               Account maintenance and distribution fees--Class C                                 722,679
               Account maintenance fees--Class A                                                  559,380
               Transfer agent fees--Class B                                                       519,206
               Professional fees                                                                  394,287
               Transfer agent fees--Class I                                                       302,592
               Accounting services                                                                240,668
               Transfer agent fees--Class A                                                       239,656
               Transfer agent fees--Class C                                                       113,024
               Printing and shareholder reports                                                    55,973
               Custodian fees                                                                      41,052
               Registration fees                                                                   37,686
               Pricing fees                                                                        13,687
               Directors' fees and expenses                                                        10,306
               Other                                                                               28,464
                                                                                          ---------------
               Total expenses                                                                                    10,577,131
                                                                                                            ---------------
               Investment income--net                                                                            66,054,010
                                                                                                            ---------------

Realized & Unrealized Gain on Investments--Net

               Realized gain on investments--net                                                                  6,663,041
               Change in unrealized depreciation on investments--net                                             91,286,384
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            97,949,425
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   164,003,435
                                                                                                            ===============

See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statements of Changes in Net Assets
                                                                                           For the Six          For the
                                                                                           Months Ended        Year Ended
                                                                                            March 31,        September 30,
Increase (Decrease) in Net Assets:                                                             2004               2003
Operations

               Investment income--net                                                     $    66,054,010   $   147,610,159
               Realized gain (loss) on investments--net                                         6,663,041     (548,470,193)
               Change in unrealized depreciation on investments--net                           91,286,384       895,089,678
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                           164,003,435       494,229,644
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                    (15,872,845)      (28,024,688)
                  Class B                                                                    (27,381,073)      (69,802,655)
                  Class C                                                                     (5,907,503)      (12,611,186)
                  Class I                                                                    (20,797,247)      (36,887,404)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (69,958,668)     (147,325,933)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net decrease in net assets derived from capital share transactions            (55,987,423)     (126,667,730)
                                                                                          ---------------   ---------------

Net Assets

               Total increase in net assets                                                    38,057,344       220,235,981
               Beginning of period                                                          1,913,177,377     1,692,941,396
                                                                                          ---------------   ---------------
               End of period*                                                             $ 1,951,234,721   $ 1,913,177,377
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $    17,125,545   $    21,030,203
                                                                                          ===============   ===============

See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights
                                                                                      Class A
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              March 31,       For the Year Ended September 30,+++++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001         2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.92   $     4.05   $     4.74   $     6.04   $     6.59
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .17++        .38++          .46          .61          .70
               Realized and unrealized gain (loss)
               on investments--net                                  .24          .89        (.69)       (1.30)        (.55)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .41         1.27        (.23)        (.69)          .15
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.18)        (.40)        (.46)        (.61)        (.70)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              8.44%+++       32.13%      (5.60%)     (12.10%)        2.22%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .85%*         .86%         .86%         .86%         .77%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            6.69%*        8.39%        9.93%       11.23%       10.83%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  451,172   $  411,467   $  274,069   $  268,633   $  265,500
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                58.39%      106.52%       46.18%       23.24%       14.44%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class D Shares were redesignated
Class A Shares.

See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (continued)
                                                                                      Class B
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              March 31,          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001         2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.92   $     4.05   $     4.74   $     6.04   $     6.59
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .16++        .36++          .43          .58          .66
               Realized and unrealized gain (loss)
               on investments--net                                  .24          .88        (.69)       (1.30)        (.55)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .40         1.24        (.26)        (.72)          .11
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.17)        (.37)        (.43)        (.58)        (.66)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              8.16%+++       31.45%      (6.09%)     (12.56%)        1.70%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.37%*        1.39%        1.39%        1.37%        1.29%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            6.20%*        8.00%        9.52%       10.78%       10.30%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  763,629   $  852,371   $  894,051   $1,387,523   $2,115,413
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                58.39%      106.52%       46.18%       23.24%       14.44%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (continued)
                                                                                      Class C
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              March 31,          For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001         2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.92   $     4.05   $     4.74   $     6.04   $     6.60
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .16++        .35++          .43          .58          .66
               Realized and unrealized gain (loss)
               on investments--net                                  .24          .89        (.69)       (1.30)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .40         1.24        (.26)        (.72)          .10
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.17)        (.37)        (.43)        (.58)        (.66)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     5.15   $     4.92   $     4.05   $     4.74   $     6.04
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              8.13%+++       31.38%      (6.14%)     (12.60%)        1.49%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                          1.42%*        1.44%        1.44%        1.43%        1.34%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            6.13%*        7.88%        9.37%       10.69%       10.25%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  177,445   $  177,568   $  147,198   $  177,236   $  227,274
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                58.39%      106.52%       46.18%       23.24%       14.44%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (concluded)
                                                                                      Class I
The following per share data and ratios have been derived    For the Six
from information provided in the financial statements.       Months Ended
                                                              March 31,       For the Year Ended September 30,+++++
Increase (Decrease) in Net Asset Value:                          2004        2003         2002         2001         2000
Per Share Operating Performance

               Net asset value, beginning of period          $     4.92   $     4.05   $     4.73   $     6.03   $     6.59
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                             .18++        .39++          .47          .62          .71
               Realized and unrealized gain (loss)
               on investments--net                                  .24          .89        (.68)       (1.30)        (.56)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                     .42         1.28        (.21)        (.68)          .15
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.19)        (.41)        (.47)        (.62)        (.71)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of period                $     5.15   $     4.92   $     4.05   $     4.73   $     6.03
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              8.57%+++       32.42%      (5.16%)     (11.92%)        2.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses                                           .60%*         .61%         .62%         .61%         .52%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net                            6.94%*        8.69%       10.21%       11.52%       11.07%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)      $  558,989   $  471,771   $  377,623   $  438,383   $  545,425
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                58.39%      106.52%       46.18%       23.24%       14.44%
                                                             ==========   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

+++Aggregate total investment return.

+++++Effective April 14, 2003, Class A Shares were redesignated
Class I Shares.

See Notes to Financial Statements.


HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements


1. Significant Accounting Policies:
High Income Portfolio (the "Portfolio") is one of three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund") which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Directors.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Porfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or loss or gain to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Portfolio amortizes all premiums and discounts on debt securities.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the exdividend dates.

(g) Expenses--Certain expenses have been allocated to the individual portfolios in the Fund on a pro rata basis based upon the respective aggregate net asset value of each portfolio included in the Fund.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)


(h) Securities lending--The Porfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

FAM is responsible for the management of the Fund's Portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee with respect to the Portfolio based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $250 million; .50% of average daily net assets in excess of $250 million but not exceeding $500 million; ..45% of average daily net assets in excess of $500 million but not exceeding $750 million; and .40% of average daily net assets in excess of $750 million. For the six months ended March 31, 2004, the aggregate average daily net assets of the Fund, including the Fund's Core Bond Portfolio and Intermediate Term Portfolio, was approximately $5,381,556,000.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Portfolio as follows:

                                  Account
                              Maintenance       Distribution
                                      Fee                Fee

Class A                              .25%                 --
Class B                              .25%               .50%
Class C                              .25%               .55%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                     FAMD             MLPF&S

Class A                           $10,752            $94,636
Class I                           $ 1,644            $ 9,171


For the six months ended March 31, 2004, MLPF&S received contingent deferred sales charges of $408,469 and $59,603 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $612 and $236,650 relating to transactions subject to front-end sales charge waivers in Class A and Class I Shares, respectively.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)


The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to MLPF&S or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended March 31, 2004, the Portfolio reimbursed
FAM $19,623 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, MLAM U.K., FAMD, FDS, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 2004 were $1,088,694,420 and $1,144,215,921, respectively.

Net realized gains (losses) for the six months ended March 31, 2004 and net unrealized losses as of March 31, 2004 were as follows:

                                        Realized         Unrealized
                                  Gains (Losses)             Losses

Long-term investments            $     6,686,929    $ (262,036,485)
Financial futures contracts             (23,888)          (630,025)
                                 ---------------    ---------------
Total                            $     6,663,041    $ (262,666,510)
                                 ===============    ===============


As of March 31, 2004, net unrealized depreciation for Federal income tax purposes aggregated $263,908,395, of which $108,590,296 related to appreciated securities and $372,498,691 related to depreciated securities. The aggregate cost of investments at March 31, 2004 for Federal income tax purposes was $2,183,487,075.


4. Capital Share Transactions:
Net decrease in net assets derived from capital share transactions was $55,987,423 and $126,667,730 for the six months ended March 31, 2004 and the year ended September 30, 2003, respectively.

Transactions in capital shares for each class were as follows:


Class A Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            5,358,926    $    27,277,266
Automatic conversion of shares        10,382,875         53,248,694
Shares issued to shareholders
   in reinvestment of dividends        1,597,964          8,180,306
                                 ---------------    ---------------
Total issued                          17,339,765         88,706,266
Shares redeemed                     (13,377,275)       (68,690,718)
                                 ---------------    ---------------
Net increase                           3,962,490    $    20,015,548
                                 ===============    ===============



Class A Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           14,458,879    $    66,181,836
Automatic conversion of shares        20,777,650         94,515,774
Shares issued to shareholders
   in reinvestment of dividends        3,181,341         14,227,776
                                 ---------------    ---------------
Total issued                          38,417,870        174,925,386
Shares redeemed                     (22,459,329)      (101,944,404)
                                 ---------------    ---------------
Net increase                          15,958,541    $    72,980,982
                                 ===============    ===============



Class B Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            4,389,495    $    22,415,319
Shares issued to shareholders
   in reinvestment of dividends        2,337,719         11,953,411
                                 ---------------    ---------------
Total issued                           6,727,214         34,368,730
Automatic conversion of shares      (10,382,875)       (53,248,694)
Shares redeemed                     (21,341,619)      (109,375,820)
                                 ---------------    ---------------
Net decrease                        (24,997,280)    $ (128,255,784)
                                 ===============    ===============



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (concluded)


Class B Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           16,014,231    $    71,666,905
Shares issued to shareholders
   in reinvestment of dividends        6,761,076         29,934,828
                                 ---------------    ---------------
Total issued                          22,775,307        101,601,733
Automatic conversion of shares      (20,787,529)       (94,515,774)
Shares redeemed                     (49,496,955)      (218,043,907)
                                 ---------------    ---------------
Net decrease                        (47,509,177)    $ (210,957,948)
                                 ===============    ===============



Class C Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            3,035,252    $    15,555,225
Shares issued to shareholders
   in reinvestment of dividends          600,072          3,071,872
                                 ---------------    ---------------
Total issued                           3,635,324         18,627,097
Shares redeemed                      (5,275,363)       (26,951,911)
                                 ---------------    ---------------
Net decrease                         (1,640,039)    $   (8,324,814)
                                 ===============    ===============



Class C Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            7,603,556    $    34,280,783
Shares issued to shareholders
   in reinvestment of dividends        1,441,775          6,422,998
                                 ---------------    ---------------
Total issued                           9,045,331         40,703,781
Shares redeemed                      (9,297,906)       (41,273,109)
                                 ---------------    ---------------
Net decrease                           (252,575)    $     (569,328)
                                 ===============    ===============



Class I Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                           39,421,567    $   198,943,543
Shares issued to shareholders
   in reinvestment of dividends        2,018,717         10,362,433
                                 ---------------    ---------------
Total issued                          41,440,284        209,305,976
Shares redeemed                     (28,783,266)      (148,728,349)
                                 ---------------    ---------------
Net increase                          12,657,018    $    60,577,627
                                 ===============    ===============



Class I Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           30,978,932    $   140,338,367
Shares issued to shareholders
   in reinvestment of dividends        3,112,803         13,852,222
                                 ---------------    ---------------
Total issued                          34,091,735        154,190,589
Shares redeemed                     (31,437,710)      (142,312,025)
                                 ---------------    ---------------
Net increase                           2,654,025    $    11,878,564
                                 ===============    ===============


5. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the six months ended March 31, 2004.


6. Capital Loss Carryforward:
On September 30, 2003, the Portfolio had a net capital loss carryforward of $1,394,653,200, of which $74,968,568 expires in 2007; $60,400,417 expries in 2008; $387,766,347 expires in 2009;
$187,386,138 expires in 2010; and $684,131,730 expires in 2011. This amount will be available to offset like amounts of any future taxable gains.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



HIGH INCOME PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable


Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


High Income Portfolio of Merrill Lynch Bond Fund, Inc.

By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       High Income Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004